UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): October 2, 2007


                        Commission File Number 000-52263


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


             Florida                                    03-0586935
  (State or Other Jurisdiction            (I.R.S Employer Identification Number)
of Incorporation or Organization)


                     100 East Linton Boulevard, Suite 106B,
                          Delray Beach , Florida 33483
                    (Address of principal executive offices)


                                  (561)278-7856
              (Registrant's telephone number, including area code)


   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTOR

     (b) On October 2, 2007, Mr. Harvey Judkowitz resigned from the Board of Directors of Cavit Sciences, Inc. In his letter of resignation, Mr. Judkowitz said "I find myself involved with several other ventures at this time, which make it difficult to devote the necessary time to your company."

     The vacancy created by this resignation will be filled at a later date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date:  October 2, 2007                 CAVIT SCIENCES, INC.


                                       By: /s/ Colm J. King
                                           -------------------------------------
                                           Colm J. King
                                           President and Chief Executive Officer